<LOGO>               VOLUMETRIC FUND

                        SUMMARY PROSPECTUS


Ticker: VOLMX                                         June 14,  2010

 Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.volumetric.com. You can also get the information at no cost by calling 800-541-FUND or by sending an email request to info@volumetric.com. The Fund's prospectus and statement of additional information, both dated
June 14, 2010, and most recent report to shareholders, dated December 31, 2009, are all incorporated by reference into this Summary Prospectus.


INVESTMENT OBJECTIVE

      Volumetric Fund's (the 'Fund') investment objective is capital growth. Its secondary objective is downside protection.

FEES AND EXPENSES

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   Shareholder Fees (paid by the investor directly)

      Maximum Sales Charge (Load) on Purchases:              None
      Maximum Sales Charge (Load) on Reinvested Dividends:   None
      Deferred Sales Charge:                                 None
      Redemption Fee:                                        None*
       *To discourage market timing, The Fund charges a 2% fee, if shares are redeemed within 7 calendar days after their purchase.

Annual Fund Operating Expenses (expenses are deducted from fund assets)

      Management Fee                                         1.96%
      Distribution and Service (12b-1) Fees                  None
      Other Expenses                                         None
      Total Annual Fund Operating Expenses                   1.96 %

    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    1 Year	3 Years     5 Years    10 Years
   -------     ---------    -------    --------
    $ 200        $ 615	     $1,051     $2,285


PORTFOLIO TURNOVER

    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or 'turns over' its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operation expenses or in the example, affect the Fund's performance. During the most recent fiscal year the Fund's portfolio turnover rate was 170% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGIES

      The Fund typically invests in a broadly diversified portfolio of large and mid-cap stocks; although its portfolio may also contain small-cap stocks. Its securities are generally a blend of value and growth stocks. The Fund invests primarily in issues listed on the New York Stock Exchange, and to a lesser extent, in common stocks of NASDAQ and other exchanges. The Fund may also invest up to 15% of its net assets, in SPDR based ETFs or equivalents. Under negative stock market conditions, the Fund may allocate, for temporary defensive purposes, a large portion of its assets in cash equivalents or United States government securities for downside protection. A description of the Fund's policies with respect to disclosure of its portfolio holdings is available in the Fund's annual and quarterly reports in its full prospectus and Statement of Additional Information ('SAI').

PRINCIPAL INVESTMENT RISKS

      The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. When you sell Fund shares, they may be worth more or less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the Adviser's judgment about particular stocks is incorrect and the perceived value of such stocks is not realized by the market or their prices decline.

PERFORMANCE

        The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table shows the Fund's average annual returns for one, five and ten years as compared to those of the broad based Standard & Poor's 500 Index.
As with all mutual funds, the Fund's past performance, before and after taxes, does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.


                  ANNUAL TOTAL RETURNS


                      Volumetric Fund



Year Ending December 31                    Annual Total Returns
------------------------                  -----------------------


       2000                                     -  1.76 %
       2001                                     -  4.47 %
       2002                                     - 12.06 %
       2003                                     + 30.48 %
       2004                                     + 13.49 %
       2005                                     +  1.96 %
       2006                                     +  6.34 %
       2007                                     +  3.11 %
       2008                                     - 29.94 %
       2009                                     + 21.72 %




       During the period shown in the bar chart, the highest return for a quarter was 14.60% (quarter ended June 30, 2003) and the lowest return for a quarter was ' 20.01% (quarter ended
December 31, 2008).

        The following table shows how the Fund's average annual returns compare, before and after taxes, for one, five and ten years, with the Standard & Poor's 500 Index. The S&P Index is an unmanaged, market value weighted index of 500 stocks that are traded on the New York Stock Exchange (NYSE), American Stock Exchange, and the NASDAQ National Market System. Both the bar chart and the table assume that dividends and capital gain distributions have been reinvested in new shares of the Fund.


Average Annual Total Returns for Year Ending 2009:
                                         1 Year  5 Years 10 Years

Volumetric Fund:
 Return before taxes	                + 21.72% - 0.97% + 1.99%
 Return after taxes on distributions   	+ 21.72% - 1.83% + 1.24%
 Return after taxes on distributions
     and sale of Fund shares          	+ 18.48% - 0.77% + 1.67%
 Standard & Poor's 500 Composite Index: + 23.45% - 1.65% - 2.72%


      After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's 'Return after taxes on distributions' shows the effect of taxable distributions, but assumes that you still hold the Fund's shares at the end of the period and do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's 'Return after taxes on distributions and sale of Fund shares' shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period. . The returns shown for the Standard and Poor's 500 Index do not reflect the deduction of fees, expenses and taxes.

       After-tax returns are calculated using the highest individual tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.

       Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in a tax-deferred account (including 401(k) or IRA accounts), or to investors who are tax-exempt.


INVESTMENT ADVISER

	Volumetric Advisers, Inc. is the Fund's investment adviser.


PORTFOLIO MANAGERS

    Gabriel J. Gibs is CEO and portfolio manager of the Fund since 1978 and co-manager since 2003. Irene J. Zawitkowski is president and portfolio co-manager since 2003.


PURCHASE AND SALES OF SHARES

    You may buy or sell shares of the Fund via mail or telephone on any business day when the New York Stock Exchange is open for regular trading. Volumetric can be contacted by calling 800-541-3863. The Fund's address is: Volumetric Fund Inc., 87 Violet
Drive, Pearl River, New York 10965. The price to buy or sell one share of the fund is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your investment is received in the proper form. Your shares will be sold at the NAV next calculated after your proper sell order is received.

    The minimum initial investment in the Fund is $500, and the minimum for each subsequent investment is $200 and $100 if you are enrolled in the automatic investment plan.


TAX INFORMATION

    The Fund's distributions will be generally taxable to you as capital gains or ordinary income, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.


PAYMENTS TO BROKER-DEALERS AND FINANCIAL INTERMEDIATES

    If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, being a no-load mutual fund, will not pay the broker-dealer or the intermediary for the sale of Fund shares and related services.